UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2026

ESH ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41718	87-4000684
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

228 Park Ave S, Suite 89898

New York, NY 10003

(Address of Principal Executive Offices) (Zip Code)

212-287-5022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares	ESHA	The Nasdaq Capital Market
Rights	ESHAR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2026, ESH Acquisition Corp. (the "Company") received a notice (the “Deficiency Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") stating that the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Form 10-K"), and therefore no longer complies with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. The Deficiency Notice stated that the Company has 60 calendar days to submit a plan to regain compliance and, if Nasdaq accepts the plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 14, 2026, to regain compliance.

The notice has no effect at this time on the listing of the Company's securities, which will continue to trade uninterrupted on the Nasdaq Capital Market under the symbol "ESHA" until the Record Date (as defined below).

Item 8.01. Other Events.

On April 23, 2026, the Company issued a press release announcing its receipt of the Deficiency Notice, and further announced that its Board of Directors has, pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), decided to cease its operations as of April 30, 2026 (the “Record Date”), and as promptly as reasonably possible but not more than ten business days thereafter, will redeem all of its outstanding shares of common stock that were included in the units issued in its initial public offering (the “public shares”), effective as of the close of business on the Record Date, as the Company will not consummate an initial business combination on or prior to June 13, 2026. The holders of public shares as of the Record Date will receive pro rata shares of the funds held in the Company’s Trust Account as of the Record Date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

The Company cautions that the foregoing list of factors is not exclusive and that other factors may also adversely affect the Company’s business, financial condition, and results of operations. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2026

	By:	/s/ James Francis
James Francis
Chief Executive Officer